              --------------------------------------------------
                                       THE
                                    PAKISTAN
                                   INVESTMENT
                                   FUND, INC.
              --------------------------------------------------




                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER



                       THE PAKISTAN INVESTMENT FUND, INC.
================================================================================
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER
================================================================================
U.S. INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------
PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan
--------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
--------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019
================================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
-----------

For the six months ended June 30, 2000, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.51% compared to -0.86% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through June 30, 2000, the Fund had a total return, based on net asset value per share, of -71.28% compared to -58.27% for the Index. On June 30, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $2 1/2, representing a 31.1% discount to the Fund's net asset value per share.

Hub Power Co., Ltd. (Hubco), the power generation company involved in tariff dispute with the Government, had accounted for 16.8% of the Fund's net assets in December 1999. By June 2000 this was systematically reduced to 7.6% as the dispute became entangled in an increasingly bitter legal battle. In contrast, ICI Pakistan Ltd., had a weight of 0.85% in December 1999. By June 2000, this was gradually increased to 11.34% as sector fundamentals improved with the global petrochemical cycle turning firmly positive. Pakistan Telecom's weight also rose from 15.8% in December 1999 to 18.5% in June 2000 as the stock turned in a strong performance on the back of re-rating driven by improving earnings outlook based on tariff rebalancing. These three stocks, along with successful bets in the chemical, oil marketing and banking sectors, led to the out-performance of the Fund in the first six months of 2000.

MARKET REVIEW

Pakistan ended up as one of the best performing markets in Asia- up 8% in the last six months despite the market's high volatility. As mentioned in our first quarter 2000 letter to shareholders, the initial rise in the market was a combination of both improving economic and corporate fundamentals as well as easier liquidity and lower interest rates engineered by the central bank. However, a liquidity driven speculative bubble quickly formed and margin financing, which used to range between 4 and 5 billion rupees, shot up to a record 20 billion rupees in April 2000. The bull run was given further impetus as a few emerging market funds, having shunned Pakistan for the last two years, returned to the market. Domestic speculators pushed the local index well beyond its fair value at this early stage of economic recovery and the game ended soon enough.

As the market retreat turned into a mini-crash driven by margins, the newly reorganized Securities and Exchange Commission of Pakistan (SECP) faced its first real test. It went into action promptly, shutting down the exchanges for a day, bringing together a consortium of domestic financial institutions and financially strong brokers to take over open positions and underwrite outstanding claims. The crisis management worked and the Karachi Stock Exchange-100 Index stabilized near the 1400 levels. In its aftermath the speculative bubble left several brokers bankrupt and retail investor sentiment badly bruised. Average daily volumes that had set new records in the first quarter of 2000, reaching as high as U.S. $275 million, fell to a mere U.S. $50 million during June.

ECONOMIC DEVELOPMENTS

Real GDP grew by 4.5% for the fiscal year 2000, which ended in June, against a 3.1% growth in fiscal year 1999. This growth was underpinned by a strong recovery of 5.5% in agricultural output, led by a record wheat harvest of 19 million bales versus 17.5 million bales in 1999, and also better than expected cotton and rice crops. Manufacturing industry recorded an anemic growth of 1.6% highlighting the recessionary conditions in the industrial sector last year. The fiscal budget deficit was 6.3% in fiscal year 2000. Although a significant improvement over the 8.3% deficit recorded in fiscal year 1998, this was still much higher than the 4.0% target agreed with the IMF. The trade deficit was U.S. $1.7 billion with imports being U.S. $10.2 billion against U.S. $8.5 billion exports. The deficit would have been much lower but for the sharply higher oil price, which averaged U.S. $25 per barrel in fiscal year 2000 versus U.S. $17 per barrel the year before.

Going forward, the government has set a GDP growth target of 5.0% and a fiscal deficit target of 5.1% in fiscal year 2001, which we believe to be rather optimistic. With drought being faced in the southern part of the country, agricultural growth is likely to suffer. At the same time, the government's industrial growth target of 5.9% appears high given that the economy is still at an early stage in the up-cycle. We estimate fiscal year 2001 GDP growth rate of no more than 4.3-4.5%. The fiscal deficit target is closely related to the economic growth rate. A lower growth rate could mean a higher deficit unless tax revenue rises significantly, otherwise development expenditure is likely to be reduced to achieve the budget deficit target in order to conform to IMF conditions.

In the current fiscal year, enhancement of tax revenue collection has been made a priority. For the first time in over two decades, serious efforts are underway to revamp the tax collection machinery, penalize corrupt officials, close legal loopholes, document the economy and crackdown on tax defaulters. There are initial signs of some success.

A tax amnesty scheme for those declaring their wealth has led to recognition of hitherto undocumented assets worth 90 billion rupee and netted the government
9.0 billion rupees as a one-time penalty fee. The government has also successfully withstood the first wave of resistance against documentation by holding its ground against a strike by retailers. However, it is too early to claim success as a large percentage of traders have yet to accept the tax survey forms. We are cautiously optimistic that this government is serious about documenting the economy. The process, however, is likely to be long and hard, as a tax culture has all but disappeared in the chaotic governance structure that has emerged over the last twenty years.

The major macro economic risk factor is not the domestic economy where we believe the government is taking appropriate, though still slow, action but rather the external sector. The trade deficit continues to remain unsustainably large, exacerbated further by the higher costs of imported petroleum.

The government has determined that if a billion dollars each from food and petroleum imports can be reduced, the structural deficit gap in the trade account can be plugged. Only then will reliance on external debt, which has touched a staggering U.S. $38 billion, be reduced. Towards that end, efforts are being directed at boosting agricultural production and intensifying the search for domestic energy sources. Pakistan has proven gas reserve of around 21 trillion cubic feet, enough to last 35 years at the current rate of consumption. With a growing population and increasing industrialization however, there is an urgent need to discover new oil and gas fields. The government has finally laid down a new pricing framework for oil and gas exploration, which it hopes will attract international investment in this critical sector.

In the short term, however, Pakistan's external account continues to remain vulnerable to high oil prices. The central bank has done a good job of maintaining foreign exchange reserves at an average level of U.S. $1.5 billion last year. This is quite commendable given that in fiscal year 2000 external aid was cut off and IMF support did not come through. In fact, Pakistan found itself in the unenviable position of becoming a net capital exporter to the tune of U.S. $530 million as it continued to service its preferential creditors, mainly the international development finance institutions.

The main external sector risk going into the fiscal year 2001 is that of a second round of debt rescheduling not coming through or being inordinately delayed. Unless a second rescheduling occurs by the first quarter of 2001, the country will be facing the specter of a debt-servicing burden exceeding U.S. $4 billion in fiscal 2001. Thus, the next few months are likely to be crucial for the government as it enters into negotiations with the IMF. Only if Pakistan is in an IMF program can the government approach the G-7 bilateral lenders for more comprehensive external debt-relief. We believe that this is likely to keep credit risk rating low and investment sentiment weak in the near term.

STOCK MARKET OUTLOOK

With the local KSE-100 Index currently adrift around the 1500 local Index level, investors are left assessing their position for the second half of 2000. Our view is that this Index is likely to remain range bound between 1400-1650 levels in the third quarter of 2000. This provides trading opportunities for more aggressive investors while long-term value players are likely to adopt a wait and see attitude. The latter will focus upon implementation of policies announced in the recent federal budget, particularly government's success in widening the tax net and significantly increasing tax collection. On the domestic economic front this will be the most critical benchmark to meet if investor confidence is to be restored. On the external front, as noted in the previous section, getting back into the IMF program and successfully negotiating a second, more comprehensive debt-rescheduling is likely to be the trigger for raising investor confidence. Otherwise, devaluation and capital control risk would out-weight any potential domestic currency returns.

We believe that Pakistan is likely to enter the IMF support program in late third quarter 2000 with initial funding coming through by the end of the calendar year. Next fiscal year's real GDP growth is expected to be in the 4.3-4.5% range with budget deficit narrowing to 5.6%. Foreign exchange reserves are likely to remain stable and, assuming that the issue of second external debt rescheduling is successfully resolved, gradually improve as exports pick up from their lows and oil prices stabilize. These factors should lead to country risk premium gradually reducing, which would help valuations recover.

Liquidity inflows to equities are likely to remain muted in the third quarter of 2000 in the aftermath of the market's mini-crash. However, the government has recently barred institutional investors from investing in public sector National Savings Schemes. Pension funds, which have over

400 billion rupee in managed assets, are now looking for alternative investment vehicles. Thus, in the medium term there is likely to be increased institutional interest in the equity market that would help create necessary depth and provide greater stability.

SECTORAL OUTLOOK

We expect the chemical, textile and synthetic-fiber sectors to continue displaying strong earnings momentum in fiscal year 2000 and fiscal year 2001. Oil and gas sectors are likely to perform well in the second half of 2000 and fiscal year 2001 on the back of deregulation and internal restructuring of public sector utilities. The domestic banking sector should see recovery in loan demand as the industrial economy comes out of a two-year recession but low interest rates will continue putting pressure on net interest margins. The telecom sector should also witness a one-off re-rating with the final phase of tariff rebalancing occurring in the third quarter of 2000. The insurance sector is expected to put in a better performance as the claims ratio reduces and premium income improves with increasing industrial activity. The cement sector has a positive medium term outlook but is likely to underperform in the short term if sales tax is imposed and higher fuel and power costs cut into gross margin. The fertilizer sector is expected to continue underperforming unless weather conditions improve. The current drought has led to reduced urea sales and inventory build-up from the last season is creating a drag on sales. The recent 15% rise in fuel prices will also hurt margins.

INVESTMENT STRATEGY

In view of the above developments and our expectation of a direction-less market in the near term, the Fund's portfolio has been positioned to emphasize sectors that offer superior value potential based on longer term fundamentals. While active sector rotation strategy worked well in the first half of 2000, we believe that in the second half of 2000 it is important to focus more on macro level developments such as Pakistan's entry into the IMF program and progress on second external debt rescheduling. We feel these top-down factors will weigh heavily on investor sentiment and become critical drivers for the market in the second half of 2000.

We exclude prospects for privatization from our assumption in fiscal 2001 as we feel that high country risk and government emphasis on first restructuring and streamlining the operations of public sector corporations prior to engaging in privatization efforts means that state sector sell-offs are still a ways away.

The Fund will thus remain focused on large capitalization, liquid stocks with the underlying investment philosophy being "growth at a reasonable price". At the same time, being cognizant of the fact that Pakistan is an under-bought market from a global asset allocation perspective and that increasingly, international funds are beginning to take a "sector view" rather than country view, we believe the Fund will continue to position itself to changes in domestic economic dynamics, impact of external developments and changes in investor sentiments.



Sincerely,

/s/ Harold J. Schaaff, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

JULY 2000

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

--------------------------------------------------------------------------------
DAILY NET ASSET AND MARKET VALUES, AS WELL AS MONTHLY PORTFOLIO INFORMATION FOR THE FUND, ARE AVAILABLE ON OUR WEBSITE AT www.msdw.com/im.

The Pakistan Investment Fund, Inc.
Investment Summary as of June 30, 2000 (Unaudited)
================================================================================

HISTORICAL
INFORMATION                                                            TOTAL RETURN(%)
                                             ------------------------------------------------------------------
                                                MARKET VALUE(1)      NET ASSET VALUE(2)          INDEX(3)
                                             --------------------   -------------------------------------------
                                                          AVERAGE                AVERAGE                AVERAGE
                                             CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                                             ----------   -------   ----------   -------   ----------   -------
              YEAR TO DATE                      2.62%         --         6.51%        --       -0.86%        --
              ONE YEAR                         23.39       23.39%       44.91      44.91%      40.41      40.41%
              FIVE YEAR                       -58.80      -16.25       -49.72     -12.85      -44.22     -11.02
              SINCE INCEPTION*                -80.22      -22.03       -71.28     -17.43      -58.27     -12.57


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                                YEAR ENDED DECEMBER 31,       SIX MONTHS
                                                                                                 ENDED
                                                                                                JUNE 30,
                                  1993*    1994     1995     1996     1997     1998     1999      2000
                                  ----     ----     ----     ----     ----     ----     ----   ----------
Net Asset Value Per Share ....  $ 14.03   $11.42   $ 6.57   $ 4.77   $ 6.01   $ 2.37   $ 3.41   $ 3.63
Market Value Per Share .......  $ 15.50   $ 9.00   $ 5.25   $ 5.13   $ 4.88   $ 1.88   $ 2.44   $ 2.50
Premium/(Discount) ...........     10.5%   -21.2%   -20.1%     7.5%   -18.8%   -20.7%   -28.4%   -31.1%
Income Dividends .............       --   $ 0.03   $ 0.00#      --   $ 0.01   $ 0.16   $ 0.07   (0.00)#
Capital Gains Distributions ..       --       --   $ 0.00#      --       --       --       --      --
Fund Total Return (2) ........    -0.50%  -18.36%  -42.43%  -27.40%   26.32%  -57.25%   44.56%   6.51%
Index Total Return (3) .......      N/A    -8.51%  -31.14%  -19.46%   26.13%  -55.88%   49.21%  -0.86%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks.
*    The Fund commenced operations on December 27, 1993.
#    Amount is less than $0.01 per share.

The Pakistan Investment Fund, Inc.
Portfolio Summary as of June 30, 2000 (Unaudited)
================================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Equity Securities                  (96.3%)
Short-Term Investments              (3.7%)

--------------------------------------------------------------------------------
INDUSTRIES

[CHART]

Banks                                       (5.6%)
Chemicals                                  (19.7%)
Diversified Telecommunication Services     (18.5%)
Electric Utilities                          (7.6%)
Food Products                               (7.5%)
Gas Utilities                               (3.4%)
Insurance                                   (1.5%)
Oil & Gas                                  (22.1%)
Paper & Forest Products                     (2.2%)
Textiles & Apparel                          (4.7%)
Other                                       (7.2%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                    PERCENT OF
                                                    NET ASSETS
                                                    ----------
  1.        Pakistan Telecommunications Corp             18.5%
  2.        Pakistan State Oil Co., Ltd.                 13.2
  3.        ICI Pakistan Ltd.                            11.3
  4.        Hub Power Co, Ltd.                            7.6
  5.        Lever Brothers Pakistan Ltd.                  7.5
  6.        Shell Pakistan Ltd.                           5.8
  7.        Muslim Commercial Bank Ltd.                   5.1
  8.        Fauji Fertilizer Co., Ltd.                    4.2
  9.        Engro Chemicals Ltd.                          3.4
 10.        Sui Southern Gas Co.                          3.4
                                                         ----
                                                         80.0%
                                                         ====

*   Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS (UNAUDITED)
---------
JUNE 30, 2000

                                                                              VALUE
                                                            SHARES            (000)
---------------------------------------------------------------------------------------
COMMON STOCKS (95.6%)
(Unless otherwise noted)
---------------------------------------------------------------------------------------
AIRLINES (1.0%)
(a)Pakistan International Airlines Corp. 'A'              3,008,500     U.S.$  408
                                                                        ----------
---------------------------------------------------------------------------------------
AUTOMOBILES (0.7%)
Pak Suzuki Motor Co., Ltd.                                1,285,500            307
                                                                        ----------
---------------------------------------------------------------------------------------
BANKS (5.6%)
Askari Bank                                                 725,791            191
(a)Muslim Commercial Bank Ltd.                            3,585,670          2,111
                                                                        ----------
                                                                             2,302
                                                                        ----------
---------------------------------------------------------------------------------------
CHEMICALS (19.7%)
Dewan Salman Fibres Ltd.                                    562,500            295
Engro Chemicals Ltd.                                      1,262,232          1,419
Fauji Fertilizer Co., Ltd.                                2,284,200          1,718
ICI Pakistan Ltd.                                        16,319,700          4,678
                                                                        ----------
                                                                             8,110
                                                                        ----------
---------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (1.1%)
(a)D.G. Khan Cement Ltd.                                  2,820,000            436
                                                                        ----------
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (0.0%)
Trust Modaraba Ltd.                                             100             -- @
                                                                        ----------
---------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (18.5%)
Pakistan Telecommunications Corp. 'A'                    12,272,900          6,333
(a)Pakistan Telecommunications Corp. GDR                     25,383          1,310
                                                                        ----------
                                                                             7,643
                                                                        ----------
---------------------------------------------------------------------------------------
ELECTRIC UTILITIES (7.6%)
(a)Hub Power Co., Ltd.                                   11,237,000          3,125
                                                                        ----------
---------------------------------------------------------------------------------------
FOOD PRODUCTS (7.5%)
Lever Brothers Pakistan Ltd.                                172,760          3,104
                                                                        ----------
---------------------------------------------------------------------------------------
GAS UTILITIES (3.4%)
(a)Sui Southern Gas Co.                                   4,553,682          1,401
                                                                        ----------
---------------------------------------------------------------------------------------
INSURANCE (1.5%)
Adamjee Insurance Co., Ltd.                                 537,791            627
                                                                        ----------
---------------------------------------------------------------------------------------
OIL & GAS (22.1%)
Pakistan Oilfields Ltd.                                     565,754          1,287
Pakistan State Oil Co., Ltd.                              1,746,535          5,429
Shell Pakistan Ltd.                                         457,600          2,405
                                                                        ----------
                                                                             9,121
                                                                        ----------
---------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (2.2%)
Packages Ltd.                                               798,671            908
                                                                        ----------
---------------------------------------------------------------------------------------
TEXTILES & APPAREL (4.7%)
Ibrahim Fibres Ltd.                                       5,059,700          1,392
Nishat Mills Ltd.                                         1,220,211            540
Saif Textiles Mills Ltd.                                        100             --@
                                                                        ----------
                                                                             1,932
                                                                        ----------
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost U.S.$42,675)                                                          39,424
                                                                        ----------
---------------------------------------------------------------------------------------
                                                           NO. OF
                                                           RIGHTS
---------------------------------------------------------------------------------------
RIGHTS  (0.0%)
(a)Nishat Mills Ltd.
(Cost U.S.$--@)                                           1,220,211             15
                                                                        ----------
---------------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.3%)
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
Chase Securities, Inc., 6.15%, dated 6/30/00,
due 07/03/00, to be repurchased at U.S.$513,
collateralized by U.S.$525 United States
Treasury Bond, 6.00%, due 2/15/26, valued
at U.S.$525
(Cost U.S.$513)                                          U.S.$  513            513
                                                                        ----------
---------------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (2.4%)
Pakistani Rupee
(Cost U.S.$996)                                         PKR  51,943            993
                                                                        ----------
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                               VALUE           VALUE
                                                               (000)           (000)
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%)
(Cost U.S.$44,184)                                                     U.S.$40,945
                                                                       ------------
---------------------------------------------------------------------------------------
OTHER ASSETS (1.5%)
Cash                                                   U.S.$   325
Dividends Receivable                                           229
Other                                                           45             599
                                                          --------     -----------
---------------------------------------------------------------------------------------
LIABILITIES (-0.8%)
Payable For:

Custodian Fees                                                 (58)
Professional Fees                                              (48)
Directors' Fees and Expenses                                   (43)
Investment Advisory Fees                                       (33)
Shareholder Reporting Expenses                                 (32)
Administrative Fees                                            (25)
Dividends Declared                                             (15)
Pakistani Investment Advisory Fees                             (10)
Other Liabilities                                              (41)     U.S.$ (305)
                                                          --------     -----------
---------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 11,366,392, issued and
outstanding  U.S.$ 0.01 par value
shares (100,000,000 shares authorized)                                 U.S.$41,239
                                                                       ===========
---------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                              U.S.$  3.63
                                                                       ===========
---------------------------------------------------------------------------------------
AT JUNE 30, 2000, NET ASSETS CONSISTED OF:
Common Stock                                                           U.S.$   114
Capital Surplus                                                            162,435
Undistributed Net Investment Income                                            268
Accumulated Net Realized Loss                                             (118,337)
Unrealized Depreciation on Investments
and Foreign Currency Translations                                           (3,241)
---------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                       U.S.$41,239
                                                                       ===========
---------------------------------------------------------------------------------------

(a) - Non-income producing
 @  - Value is less than U.S.$ 500.
June 30, 2000 exchange rate - Pakistani Rupee (PKR) 52.325 = U.S.$ 1.00.


    The accompanying notes are an integral part of the financial statements.

                                                                                             SIX MONTHS ENDED
                                                                                               JUNE 30, 2000
                                                                                                (UNAUDITED)
STATEMENT OF OPERATIONS                                                                            (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ................................................................................   U.S.$   953
Interest .................................................................................            36
Less: Foreign Taxes Withheld .............................................................          (139)
-------------------------------------------------------------------------------------------------------------
Total Income .............................................................................           850
-------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees .................................................................           244
Pakistani Investment Advisory Fees .......................................................            75
Administrative Fees ......................................................................            70
Custodian Fees ...........................................................................            56
Professional Fees ........................................................................            36
Directors' Fees and Expenses .............................................................            15
Shareholder Reporting Expenses ...........................................................            13
Transfer Agent Fees ......................................................................            11
Interest Expense .........................................................................            11
Other Expenses ...........................................................................            29
-------------------------------------------------------------------------------------------------------------
Total Expenses ...........................................................................           560
-------------------------------------------------------------------------------------------------------------
Net Investment Income ....................................................................           290
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ...............................................................         3,468
Foreign Currency Transactions ............................................................           224
-------------------------------------------------------------------------------------------------------------
Net Realized Gain ........................................................................         3,692
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments ..............................................................        (1,766)
Depreciation on Foreign Currency Translations ............................................            (2)
-------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation/Depreciation ...........................................        (1,768)
-------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation .....................         1,924
-------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................   U.S.$ 2,214
=============================================================================================================

                                                                         SIX MONTHS ENDED
                                                                           JUNE 30, 2000      YEAR ENDED
                                                                            (UNAUDITED)    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                             (000)             (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net Investment Income .................................................   U.S.$     290        U.S.$    854
Net Realized Gain (Loss) ..............................................           3,692             (18,658)
Change in Unrealized Appreciation/Depreciation ........................          (1,768)             30,747
-------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations ..................           2,214              12,943
-------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income .................................................             (15)               (772)
In Excess of Net Investment Income ....................................              --                  (7)
-------------------------------------------------------------------------------------------------------------
Total Distributions ...................................................             (15)               (779)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
Repurchase of Shares (238,400 and 0 shares, respectively) .............            (582)                 --
-------------------------------------------------------------------------------------------------------------
Total Increase ........................................................           1,617              12,164
Net Assets:
Beginning of Period ...................................................          39,622              27,458
-------------------------------------------------------------------------------------------------------------
End of Period (including undistributed/(distributions in
excess of) net investment income of U.S.$268 and U.S.$(7),
respectively) .........................................................  U.S.$   41,239       U.S.$  39,622
=============================================================================================================


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA                     SIX MONTHS
AND RATIOS:                                   ENDED                            YEARS ENDED DECEMBER 31,
                                          JUNE 30, 2000  --------------------------------------------------------------------------
                                           (UNAUDITED)         1999         1998             1997          1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ....   U.S.$  3.41     U.S.$  2.37   U.S.$  6.01    U.S.$  4.77    U.S.$  6.57    U.S.$11.42
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) ............          0.02            0.07          0.22           0.04          (0.04)        (0.02)
Net Realized and Unrealized Gain
(Loss) on Investments ...................          0.18            1.04         (3.70)          1.21          (1.76)        (4.83)
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations ........          0.20            1.11         (3.48)          1.25          (1.80)        (4.85)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Net Investment Income ...................         (0.00)#         (0.07)        (0.16)         (0.01)            --         (0.00)#
In Excess of Net Investment Income ......            --           (0.00)#       (0.00)#           --             --         (0.00)#
Net Realized Gain .......................            --              --            --             --             --         (0.00)#
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions .....................         (0.00)#         (0.07)        (0.16)         (0.01)            --         (0.00)#
-----------------------------------------------------------------------------------------------------------------------------------
Anti-Dilutive Effect of Shares
Repurchased .............................          0.02              --            --             --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..........   U.S.$  3.63     U.S.$  3.41   U.S.$  2.37    U.S.$  6.01    U.S.$  4.77    U.S.$ 6.57
===================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD ...   U.S.$  2.50     U.S.$  2.44   U.S.$  1.88    U.S.$  4.88    U.S.$  5.13    U.S.$ 5.25
===================================================================================================================================
TOTAL INVESTMENT RETURN:
Market Value ............................          2.62%          32.89%       (58.30)%        (4.63)%        (2.38)%      (41.63)%
Net Asset Value (1) .....................          6.51%          44.56%       (57.25)%        26.32%        (27.40)%      (42.43)%
===================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS) ...   U.S.$41,239     U.S.$39,622   U.S.$27,458    U.S.$69,771    U.S.$55,399    U.S.$76,219
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets .          2.30%*          2.38%         2.69%          2.25%          2.30%          2.20%
Ratio of Expenses Excluding Interest
Expense to Average Net Assets ...........          2.26%*           N/A           N/A            N/A          N/A             N/A
Ratio of Net Investment Income (Loss)
to Average Net Assets ...................          1.19%*          2.24%         5.88%          0.61%         (0.63)%        (0.36)%
Portfolio Turnover Rate .................            29%             71%           55%            31%            28%            15%
-----------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
  # Amount is less than U.S.$0.01 per share.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000 (UNAUDITED)
---------

     The Pakistan Investment Fund, Inc. (the "Fund") was incorporated in Maryland on January 14, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements. The Fund is subject to withholding taxes on dividends earned. Such tax is accrued at the time the applicable dividend income is recorded.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

 4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Pakistani rupees are generally translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign cur-rency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund did not invest in Forward Commitments and When-Issued/Delayed Delivery Securities, Swap Agreements, Structured Securities or participate in Over-the-Counter Trading during the six months ended June 30, 2000.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. International Asset Management Company Limited (the "Pakistani Adviser") provides investment advice, research and assistance on behalf of the Fund to Morgan Stanley Dean Witter Investment Management Inc. under the terms of a contract. Under the contract, the Pakistani Adviser is paid a fee computed weekly and paid monthly at an annual rate of 0.30% of the Fund's average weekly net assets.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

F. During the six-month period ended June 30, 2000, the Fund made purchases and sales totaling $12,899,000 and $13,244,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2000, the U.S. Federal income tax cost basis of securities was $43,188,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $3,236,000, of which $3,953,000 related to appreciated securities and $7,189,000 related to depreciated securities. At December 31, 1999, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $116,829,000 available to offset future capital gains of which $11,036,000 will expire on December 31, 2003, $57,209,000 will expire on December 31, 2004, $10,411,000 will expire on December 31, 2005, $12,604,000 will expire on December 31, 2006 and $25,569,000 will expire on December 31, 2007. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

G. A significant portion of the Fund's net assets consist of equity securities and currency denominated in Pakistani rupees. Changes in currency exchange rates will affect the value of and investment income from such investments. Pakistani securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Pakistani securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2000, the deferred fees payable, under the Plan totaled $43,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During June 2000, the Board of Directors declared a distribution of $0.0013 per share, derived from net investment income, payable on July 11, 2000, to shareholders of record on June 30, 2000.

J. On May 16, 2000, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the period from May 16, 2000 through June 30, 2000, the Fund repurchased 238,400 shares or 2.05% of its Common Stock at an average price per share of $2.39, excluding $12,000 in commissions paid, and an average discount of 33.32% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board.

                       K. Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 15, 2000. The following is a summary of the proposal presented and the total number of shares voted:


                                                                       VOTES IN        VOTES         VOTES
PROPOSAL:                                                              FAVOR OF       AGAINST      ABSTAINED
---------                                                             ----------     ---------    -----------
1.  To elect the following Directors:   Andrew McNally IV...........   8,922,527       449,284             --
                                        Frederick O. Robertshaw.....   8,922,527       449,284             --
                                        Harold J. Schaaff, Jr.......   8,922,527       449,284             --
                                        Fergus Reid.................   8,922,527       449,284             --
                                        Graham E. Jones.............   8,922,527       449,284             --
                                        John D. Barrett II..........   8,922,527       449,284             --
                                        Samuel T. Reeves............   8,922,527       449,284             --
                                        Gerard E. Jones.............   8,922,527       449,284             --

The Annual Meeting of the Stockholders of the Fund was reconvened on August 1, 2000. The following is a summary of the proposal presented and the total number of shares voted:

                                                                       VOTES IN        VOTES         VOTES
PROPOSAL:                                                              FAVOR OF       AGAINST      ABSTAINED
---------                                                             ----------     ---------    -----------
2.  To ratify the selection of Ernst & Young
    LLP as independent accountants of the Fund......................   8,766,278      909,235         24,667

--------------------------------------------------------------------------------
CHANGE IN INDEPENDENT ACCOUNTANTS:

ON JULY 5, 2000, PRICEWATERHOUSECOOPERS LLP RESIGNED AS INDEPENDENT ACCOUNTANTS OF THE FUND. THE REPORTS OF PRICEWATERHOUSECOOPERS LLP ON THE FINANCIAL STATEMENTS OF THE FUND FOR THE PAST TWO FISCAL YEARS CONTAINED NO ADVERSE OPINION OR DISCLAIMER OF OPINION AND WERE NOT QUALIFIED OR MODIFIED AS TO UNCERTAINTY, AUDIT SCOPE OR ACCOUNTING PRINCIPLE. IN CONNECTION WITH ITS AUDITS FOR THE TWO MOST RECENT FISCAL YEARS AND THROUGH JULY 5, 2000, THERE HAVE BEEN NO DISAGREEMENTS WITH PRICEWATERHOUSECOOPERS LLP ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE, OR AUDITING SCOPE OR PROCEDURE, WHICH DISAGREEMENTS, IF NOT RESOLVED TO THE SATISFACTION OF PRICEWATERHOUSECOOPERS LLP, WOULD HAVE CAUSED THEM TO MAKE REFERENCE THERETO IN THEIR REPORT ON THE FINANCIAL STATEMENTS FOR SUCH YEARS. THE FUND, WITH THE APPROVAL OF ITS BOARD OF DIRECTORS, AUDIT COMMITTEE AND SHAREHOLDERS, ENGAGED ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS AS OF AUGUST 1, 2000.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

            The Pakistan Investment Fund, Inc.
            American Stock Transfer & Trust Company
            Dividend Reinvestment and Cash Purchase Plan
            40 Wall Street
            New York, NY 10005
            1-800-278-4353